Fees Summary	Nov. 02, 2026 USD ($)
Fees Summary [Line Items]
Previously Paid Amount	$ 0
Total Fee Amount	3,979.32
Total Transaction Valuation	45,739,336.00
Total Offset Amount	0
Net Fee	$ 3,979.32
Offset Table N/A	N/A